UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026 (May 14, 2026)

TRACTOR SUPPLY COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Tractor Supply Company (the “Company”) was held on May 14, 2026. At the Annual Meeting, the stockholders elected each of the Company’s nominees for director to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified. In addition, at the Annual Meeting, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2026 and voted, on a non-binding, advisory basis, in favor of the compensation of the named executive officers of the Company.

The voting results of the director elections, ratification of the appointment of Ernst & Young LLP, and advisory vote on the compensation of the named executive officers, which were described in more detail in the definitive proxy statement relating to the Annual Meeting that the Company filed with the Securities and Exchange Commission on March 26, 2026, are set forth below.

(1) Each director was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Joy Brown	436,550,197	2,056,663	634,625	50,996,254
André Hawaux	436,694,574	1,891,697	655,214	50,996,254
Edna K. Morris	414,628,492	23,987,675	625,318	50,996,254
Ricardo Cardenas	433,933,346	4,682,662	625,477	50,996,254
Denise L. Jackson	432,366,549	6,233,621	641,315	50,996,254
Mark J. Weikel	426,389,678	12,218,155	633,652	50,996,254
Meg Ham	436,627,737	1,976,151	637,597	50,996,254
Ramkumar Krishnan	436,294,545	2,321,530	625,410	50,996,254
Harry A. Lawton III	437,937,411	662,237	641,837	50,996,254
Sonia Syngal	437,805,170	799,436	636,879	50,996,254

(2) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2026 was approved by the following tabulation:

For	Against	Abstain
464,274,844	25,016,797	946,098

(3) The compensation of the named executive officers of the Company was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
376,271,033	61,137,605	1,832,847	50,996,254

Item 8.01 Other Events.

Following the Annual Meeting, the Board of Directors appointed Meg Ham to serve as a member of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 15, 2026	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer